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                                                                    Exhibit 10.2


                                B&G FOODS, INC.

                    95/8% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT

                                                                  August 6, 1997


LEHMAN BROTHERS INC.
LAZARD FRERES & CO. LLC
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

         B&G Foods, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") $120.0 million in aggregate principal amount of its 95/8% Senior Subordinated Notes due 2007 (the "Series A Notes"). The payment of principal, premium, interest and Liquidated Damages (as defined below) if any, on the Series A Notes and the Company's 95/8% Senior Subordinated Notes due 2007 to be issued in the Registered Exchange Offer referred to below (the "Series B Notes" and, together with the Series A Notes, the "Notes") will be unconditionally guaranteed (the "Subsidiary Guarantees") on a senior subordinated basis by BGH Holdings, Inc., RWBV Acquisition Corp., BRH Holdings, Inc., Bloch & Guggenheimer, Inc., Roseland Distribution Company, Burns & Ricker, Inc., Roseland Manufacturing, Inc. and RWBV Brands Company
(collectively, the "Guarantors"), which are all of the Company's current subsidiaries (the "Subsidiaries"). The Series A Notes are to be issued pursuant to the terms of an indenture to be dated as of August 11, 1997 (the "Closing Date") between the Company, The Bank of New York as trustee (the "Trustee"), and the Guarantors (the "Indenture").

           The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum (the "Preliminary Offering Memorandum"), dated July 23, 1997 and a final offering memorandum (the "Offering Memorandum"), dated August 6, 1997, relating to the Company and the Series A Notes. As described in the Offering Memorandum, the Company will use all of the net proceeds from the offering of the Series A Notes to redeem $23.0 million in aggregate principal amount of its outstanding 12% Senior Subordinated Notes due 1997 (the "Interim Notes"), to refinance approximately $76.54 million of outstanding senior debt under the credit agreement dated June 17, 1997 with Heller Financial, Inc. (the "Existing Credit Agreement") and to pay the fees and expenses in connection therewith. In addition, the Company's wholly owned subsidiary BGH Holdings, Inc. ("BGH") has agreed to purchase Trappey's Fine Foods, Inc. ("Trappey's") to be acquired from
E. McIlhenny's Son Corporation ("McIlhenny") pursuant to the Transaction Agreement (defined herein).

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE  NOTE  (OR  ITS  PREDECESSOR)   EVIDENCED  HEREBY  HAS  NOT  BEEN
     REGISTERED UNDER THE U.S.SECURITIES ACT OF 1933, AS AMENDED THE


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     "SECURITIES   ACT"),  OR  ANY  OTHER  STATE   SECURITIES   LAWS,  AND,
     ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: REPRESENTS THAT (1) IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN
     RULE  144A  UNDER  THE  SECURITIES   ACT)  OR  (B)  AN   INSTITUTIONAL
     "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE
     WITH  RULE  144  UNDER  THE  SECURITIES  ACT,  (C)  AN   INSTITUTIONAL
     ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK,
     AS  TRUSTEE   (OR  A   SUCCESSOR   TRUSTEE,   AS   APPLICABLE),   SUCH
     CERTIFICATIONS,   LEGAL  OPINIONS  OR  OTHER  INFORMATION  AS  IT  MAY
     REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES," AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

         You have represented and warranted to the Company that you will make offers (the "Exempt Resales") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely (i) to persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), (ii) to a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1),
(2), (3) and (7) under the Act, who execute a letter containing certain representations and agreements in the form set forth as Annex A to the Offering Memorandum (each, an "Accredited Institution") and (iii) outside the United States to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 904

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of  Regulation  S  ("Regulations  S") under the Act (such  persons  specified in
clauses  (i)  through   (iii)  being   referred  to  herein  as  the   "Eligible
Purchasers"). As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Closing Date, in the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Series B Notes to be offered in exchange for the Series A Notes, (such offer to exchange being referred to collectively as the "Registered Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents." This is to confirm the agreements concerning the purchase of the Series A Notes from the Company by you.

         1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each Guarantor represents, warrants and agrees as follows (all such representations, warranties and agreements, and all references to the Company in this section shall be deemed to include Trappey's):

         (a) The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

         (b) The Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date, did not and will not at any time contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

         (c) The market-related and customer-related data and estimates included in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

         (d) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and


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is in good  standing  in each  jurisdiction  or place  where  the  nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect").

         (e) Each Guarantor is a corporation duly incorporated and validly existing and in good standing under the laws of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing does not have a Material Adverse Effect.

         (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement.

         (g) Each Guarantor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Subsidiary Guarantees.

         (h) This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor and, assuming due authorization, execution and delivery by the Initial Purchasers, constitutes the valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy.

         (i) The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, upon its execution and delivery by the Company and each Guarantor and, assuming due authorization, execution and delivery by the Initial Purchasers, will constitute the valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

         (j) The Indenture has been duly and validly authorized by the Company and each Guarantor, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of


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good faith and fair dealing;  no  qualification  of the Indenture under the 1939
Act is required in connection with the offer and sale of the Series A Notes contemplated hereby or in connection with the Exempt Resales other than in
connection  with  the  performance  of  the  Company's   obligations  under  the
Registration Rights Agreement.

         (k) The Series A Notes have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (l) The Subsidiary Guarantees to be endorsed on the Series A Notes have been duly and validly authorized by each Guarantor and when duly executed by each Guarantor in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of each of the Guarantor, entitled to the benefits of the Indenture, enforceable against each of the Guarantors in accordance with their terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (m) On or prior to the Closing Date, the Series B Notes will have been duly authorized and, if and when executed and delivered by the Company, and if and when the Series B Notes have been issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, the Series B Notes will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the
enforcement  hereof  may  be  limited  by  bankruptcy,   insolvency,  fraudulent
conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (n) On or prior to the Closing Date,  the  Subsidiary  Guarantees to be
endorsed on the Series B Notes will have been duly authorized and, if and when executed and delivered by the Guarantors, and if and when the Series B Notes have been issued and authenticated in accordance with the terms of the Registration Rights Agreement and the Indenture, the Subsidiary Guarantees to be endorsed on the Series B Notes will be the legally valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (o) The Company has all requisite corporate power and authority to enter into (i) the credit agreement (the "New Credit Agreement"), dated August 11, 1997, by and among the Company and Heller Financial, Inc. and (ii) any and all other agreements and instruments ancillary to or entered


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into in connection with the transaction contemplated by the New Credit Agreement
(collectively, the "Credit Documents").

         (p) (i) Each of the New Credit Agreement and the other Credit Documents has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and
(ii) all representations and warranties made by the Company in Section 5 of the New Credit Agreement are true and correct in all material respects as of the date hereof.

         (q) BGH has all requisite  corporate  power and authority to enter into
(i) the Stock Purchase Agreement (the "Transaction Agreement"), dated July 20, 1997, by and among McIlhenny and BGH, and (ii) any and all other agreements and side letters ancillary to or entered into in connection with the transaction contemplated by the Transaction Agreement.

         (r) (i) The Transaction Agreement has been duly and validly authorized, executed and delivered by BGH and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding agreement of BGH, enforceable against BGH in accordance with its terms, subject to the qualification that the enforceability of BGH's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles and (ii) all representation and warranties made by BGH in Section 4 of the Transaction Agreement are true and correct in all material respects as of the date hereof.

         (s) All the shares of capital stock of the Company outstanding prior to the issuance of the Series A Notes have been duly authorized and validly issued and are fully paid and nonassessable and the authorized capital stock of the Company conforms to the description thereof under the caption "Capitalization" in the Offering Memorandum.

         (t) Neither the Company nor its direct parent, B&G Foods Holdings Corp. ("Holdings") nor any of the Subsidiaries owns capital stock of any corporation or entity other than the Subsidiaries. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance (except pursuant to the New Credit Agreement).

          (u) Except for the Debt Registration Rights Agreement and the Equity Registration Rights Agreement, both dated June 17, 1997, among LB I Group Inc., the Company, Holdings and the Guarantors hereto, and the Securities Purchase and Holders Agreement dated as of March 27, 1997 among Holdings and the shareholders of Holdings, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Act with respect to any securities of the Company or any Guarantor owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement, the Shelf Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Act.


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         (v) Since  the date as of which  information  is given in the  Offering
Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

         (w) There are no legal or governmental proceedings pending or, to the knowledge of the Company or any of the Guarantors, threatened, against the Company or any of the Guarantors or to which any of their respective properties (or any of the properties to be acquired by the Company upon consummation of the transactions contemplated by the Transaction Agreement), is subject, that are not disclosed in the Offering Memorandum and which, if adversely decided, are reasonably likely to cause a Material Adverse Effect or to materially affect the issuance of the Notes or the consummation of the other transactions contemplated by the Operative Documents. Neither the Company nor any of the Guarantors is involved in any strike, job action or labor dispute with any group of employees, and, to the Company's knowledge, no such action or dispute is imminent which could reasonably be expected to have a Material Adverse Effect.

         (x) No material relationship, direct or indirect, exists between or among the Company or any of the Guarantors on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Guarantors on the other hand which is required to be described in the Offering Memorandum, which is not so described pursuant to Regulation S-K of the Commission (assuming Regulation S-K is applicable to the Offering Memorandum).

         (y) Neither the Company nor any of its Subsidiaries (i) is in violation of its certificate of incorporation, by-laws or other organizational documents,
(ii) is in default in any material respect in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their respective properties or assets is subject that is material to the Company's consolidated financial condition or prospects (collectively, the "Material Agreements") and
(iii) is in violation in any material respect of any law, statute or ordinance, or any rule, regulation, injunction or decree of any court or governmental agency to which their respective property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of (i), (ii) or (iii), as would not, individually, or in the aggregate, have a Material Adverse Effect.

         (z) Except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such filing or registration would not individually or in the aggregate, have a Material Adverse Effect, none of the issuance, offer or sale of the Series A Notes, the execution, delivery or performance by the Company or any Subsidiary of this Agreement, the Subsidiary Guarantees or the other Operative Documents, compliance by the Company or such Subsidiaries with the provisions hereof or thereof nor consummation by the Company or such Subsidiaries of the transactions contemplated hereby or thereby; except to the extent the failure to obtain any such consent, approval, authorization or order or to make any such filing or registration would not individually or in the aggregate, have a Material Adverse Effect, none of the execution, delivery or performance by the Company of the New Credit Agreement or the other Credit Documents, compliance by the Company with the provisions thereof nor consummation by the Company of the transactions contemplated thereby; and none of the execution, delivery or performance by BGH of the Transaction Agreement, compliance by BGH with the provisions thereof nor consummation by BGH of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body,


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

administrative agency or other governmental body, agency or official (except such as may be required in connection with the registration under the Act of the Series B Notes in accordance with the Registration Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions and except as required by the Hart- Scott-Rodino Antitrust Improvements Act of 1976, as amended), or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under any Material Agreement or will violate any law, statute, ordinance or any rule, regulation, injunction or decree of any court or governmental agency to which it or its property or assets may be subject or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company (except for liens arising under the New Credit Agreement) pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

         (aa) The accountants, KPMG Peat Marwick LLP, who have certified certain of the financial statements included as part of the Offering Memorandum, are independent public accountants under Rule 101 of the AICPA's Code of
Professional Conduct, and its interpretation and rulings during the periods covered by the financial statements on which they reported contained in the Offering Memorandum.

         (ab) The consolidated historical and pro forma financial statements, together with related notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-1 under the Act. Such historical financial statements fairly present the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with GAAP consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

         (ac) Except as disclosed in, or specifically contemplated by, the Offering Memorandum, subsequent to the date of the latest audited financial statements included in the Offering Memorandum, neither the Company nor any Guarantor has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company or such Guarantor, as the case may be, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or such Guarantor or any material adverse change, or any development involving or which would reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, properties, net worth, results of operations or prospects of the Company or such Guarantor.

         (ad) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ae) The Company and each Guarantor has good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company or any Guarantor and all the material property described in the Offering Memorandum as being held under lease by the Company or any Guarantor is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere with the conduct of the business of the Company or any Guarantor.

         (af) The Company and each Guarantor owns or possesses, free and clear of all Liens (other than Permitted Liens), defects, restrictions or equities of any kind whatsoever, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by it in connection with its respective business now operated by it, except where the failure to own or possess or have the ability to acquire such Intellectual Property would not, singly or in the aggregate, result in a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and the Guarantors does not, to the Company's knowledge, infringe on the rights or claimed rights of any person. Neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with assessed rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, might have a Material Adverse Effect.

         (ag) The Company and each Guarantor has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to have such Permits would not have a Material Adverse Effect; the Company and each Guarantor has fulfilled and performed in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company or any Guarantor.

         (ah) Except as set forth in the Offering Memorandum, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any Guarantor (or, to the knowledge of the Company or any Guarantor, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Guarantor in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse

Effect; except as set forth in the Offering Memorandum, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any Guarantor or with respect to which the Company or any Guarantor has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (ai) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not reasonably expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" other than a multiemployer plan, as defined in ERISA, for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (aj) The Company and each of its Subsidiaries maintain insurance covering their properties, operations, personnel and businesses. Such Insurance insures against such losses and risks as are reasonably adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their businesses. Neither the Company nor any of its Subsidiaries has received written notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force through the Closing Date.

         (ak) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid, or made adequate reserve or provision for, all taxes due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company.

         (al) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Guarantor, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; has made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or has made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (am) The Company is not and, upon sale of the Series A Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (an) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

         (ao) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Preliminary Offering Memorandum and Offering Memorandum.

         (ap) When the Series A Notes are issued and delivered pursuant to this Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a United States automated inter-dealer quotation system.

         (aq) Assuming (i) that the Series A Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, (ii) that your representations and warranties in Section 2 are true, (iii) that the representations of the Accredited Institutions set forth in the certificates of such Accredited Institutions in the form set forth in Annex A to the Offering Memorandum are true, (iv) compliance by you with your covenants set forth in Section 2 and (v) that each of the Eligible Purchasers is a QIB, an Accredited Institution or a person who is not a "U.S. person" who acquires the Series A Notes outside the United States in an "offshore transaction" (within the meaning of Rule 904 of Regulation S), the purchase of the Series A Notes by you pursuant hereto and the initial resale of the Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Act.

         (ar) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its of their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside of the United States; provided that no representation is made as to the Initial Purchasers or any person, acting on their behalf.

         (as) The sale of the Series A Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Act.

         2.   Representations,   Warranties   and   Agreements  of  the  Initial
Purchasers. Each Initial Purchaser represents and warrants with respect to itself that:

         (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

         (b) Such Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes by, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

         (c) The Notes have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Initial Purchasers represent that they have not offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Act, or to Accredited Institutions in transactions that are exempt from the registration requirements of the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

         (d) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

     "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meanings assigned to them in Regulation S."

         Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

         (e) Such Initial Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

         (f) Such Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as may be permitted by Regulation S.

         (g) The sale of the Series A Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Act.

         (h) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company, General Counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

         The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

         Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in Exempt Resales.

         3. Purchase of the Notes by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell $120.0 million in aggregate principal amount of Series A Notes to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Series A Notes set forth opposite that Initial Purchaser's name in Schedule 1 hereto. Each Initial Purchaser will purchase such aggregate principal amount of Series A Notes at an aggregate purchase price equal to 97.0% of the principal amount thereof (the "Purchase Price").

         The Company shall not be obligated to deliver any of the Series A Notes to be delivered, except upon payment for all the Series A Notes to be purchased on such Closing Date as provided herein.

         4. Delivery of and Payment.

         (a) Delivery to the Initial Purchasers of and payment for the Series A Notes shall be made at 9:00 a.m., New York City time, on the Closing Date at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, or such other time or place as you and the Company shall designate.

         (b) One or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Series A Notes sold pursuant to Eligible Resales (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Note in definitive form shall be made available to you for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

         (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

         5. Further Agreements of the Company and the Guarantors.

         The Company and each of the Guarantors agrees:

         (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and each Guarantor shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the Series A Notes under any state securities or Blue Sky laws, the Company and each Guarantor shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish to you, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company and each Guarantor consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

         (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement. The Company shall reasonably promptly prepare, upon any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

         (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of your counsel, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) such statements or omissions will be corrected and (ii) the Offering Memorandum will comply with applicable law.

         (e) To cooperate with you and your counsel in connection with the qualification of the Series A Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company shall continue such qualification in effect so long as required by law for distribution of the Series A Notes and shall file such consents to service of process or other documents as may be necessary in order to effect such qualification.

         (f) To the extent it lawfully may do so, not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Series A Notes.

         (g) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any internal consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

         (h) To use its reasonable best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions set forth in Section 7 hereof.

         (i) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to you or the Eligible Purchasers of Series A Notes.

         (j) For so long as any of the Notes remain outstanding and are Restricted Securities within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any registered holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

         (k) To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

         (l) To use its reasonable best efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated
Quotation System - Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL").

         (m) To apply the net proceeds from the sale of the Series A Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

         (n) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         6. Expenses. The Company agrees that, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto (but not, however, legal fees and expenses of your counsel incurred in connection therewith), (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (but not, however, legal fees and expenses of your counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance and delivery by the Company of the Notes, (iv) the issuance and delivery by the Guarantors of the Subsidiary Guarantees, (v) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (vi) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vii) the preparation of certificates for the Notes and Subsidiary Guarantees (including, without limitation, printing and engraving thereof),
(viii) the fees, disbursements and expenses of the Company's counsel and accountants, (ix) all expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL, (x) all fees and expenses of the Company in connection with approval of the Notes by DTC for "book-entry" transfer and (xi) the performance by the Company and the Guarantors of their other obligations under this Agreement; provided that, except as provided in Section 6(ii) and Section 10, the Initial Purchasers shall pay their own costs and expenses of their counsel.

         7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and again on the Closing Date (as if made again on and as of such date), of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Offering Memorandum shall have been printed and copies distributed to you not later than 11:00 a.m., New York City time, on August 7, 1997, or at such later date and time as you may approve in writing.

         (b) No Initial Purchaser shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial

Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material or is necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative Documents, the Transaction Agreement, the Credit Documents, the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Dechert Price & Rhoads shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated as of the Closing Date, substantially in the form attached hereto as Exhibit B. The opinion of such counsel may be limited to the laws of the state of New York, the General Corporation Law of the state of Delaware and the federal laws of the United States.

         (e) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Series A Notes, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (f) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from KPMG Peat Marwick, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

         (g) The Company and the Guarantors shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, of David L. Wenner, its Chief Executive Officer and Robert C. Cantwell, its Chief Financial Officer, stating that:

              (i) The representations, warranties and agreements of the Company (after giving effect to all materiality qualifiers therein) and the Guarantors in Section 1 are true and correct as of such date and giving effect to the consummation of the transactions contemplated by the Transaction Agreement, the Credit Documents and this Agreement; the Company and each Guarantor has complied with all its agreements contained herein; and the conditions set forth in Sections 7(h), 7(i) and 7(l) have been fulfilled; and

              (ii) They have carefully examined the Preliminary Offering Memorandum and the Offering Memorandum and, in their opinion (i) as of their respective dates and as of the Closing Date, the Preliminary Offering Memorandum and the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

         (h) (i) The Company and each Guarantor shall not have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any Guarantor or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or any Guarantor, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

         (i) Prior to or simultaneously with the closing of the transactions contemplated by the Operative Documents, the Company shall have closed the transactions contemplated by the Credit Documents.

         (j) Simultaneously with the closing of the transactions contemplated by the Operative Documents, the Company shall redeem the Interim Notes and repay the outstanding balance of the Existing Credit Facility in accordance with the Use of Proceeds section of the Offering Memorandum.

         (k) Latham & Watkins shall have been furnished with executed copies, certified by the Secretary of the Company, of the Transaction Agreement, the Credit Documents and such other documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

         (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

         (n) The Company shall have furnished to the Initial Purchasers a certificate, dated as of the Closing Date, of Robert C. Cantwell, its Chief Financial Officer, stating that the Company has at least $50.0 million of borrowings available to it under the New Credit Agreement (giving effect to the covenants contained in the New Credit Agreement).

         (m) Dechert Price & Rhoads shall have furnished a letter to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, the Company and their respective counsel, permitting the Initial Purchasers to rely on certain provisions of Dechert Price & Rhoads' opinion rendered pursuant to the New Credit Agreement.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

         8. Indemnification and Contribution.

         (a) The Company and the Guarantors, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Guarantors shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor any of the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or the Offering Memorandum, or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company or any Guarantor may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

         (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, their officers and employees, each of their directors, and each person, if any, who controls the Company or any Guarantor within the meaning of the Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such Guarantor, director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, the Guarantors, and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Guarantors, or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the indemnified parties.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Series A Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Initial Purchasers confirm and the Company acknowledges that the last paragraph on the cover page and the stabilization legend on page iii and the information set forth in the 1st through the 9th and the 13th paragraphs under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

         9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to the Company prior to delivery of and payment for the Series A Notes if, prior to that time, any of the events described in Sections 7(h) or 7(n) shall have occurred or if the Initial Purchasers shall decline to purchase the Series A Notes for any reason permitted under this Agreement. If, on the Closing Date, the Initial Purchasers shall default in the performance of their obligations under this Agreement, this Agreement shall terminate without liability on the part of the Company or the Guarantors, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 6 and except that the provisions of Section 8 shall not terminate and shall remain in full force and effect.

         10. Reimbursement of Initial Purchasers' Expenses. If the Company shall fail to tender the Series A Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the fees and disbursements of its counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A Notes, and upon demand the Company shall pay the full amount thereof to Lehman Brothers Inc.

         11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk A. Davenport (Fax: 212-751-4864) and, in the case of any notice pursuant to Section 8, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285; and

              (b) if to the Company or any Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to B&G Foods, Inc., 426 Eagle Rock Avenue, Roseland, New Jersey 07068, Attention: Chief Financial Officer (Fax: 201-228-7461), with a copy to Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York, 10112, Attention: Glyndwr P. Lobo (Fax: 212-698-3599).

         Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (i) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (ii) the representations, warranties, indemnities and agreements of the Initial Purchasers contained in this Agreement shall be deemed to be for the benefit of directors of each of the Company or the Guarantors, officers of each of the Company and the Guarantors and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                           [Signature Page(s) Follow]

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.


                                   Very truly yours,



                                   B&G FOODS, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:



                                   BGH HOLDINGS, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:



                                   RWBV ACQUISITION CORP.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:


                                   BRH HOLDINGS, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:

                                   BLOCH & GUGGENHEIMER, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:



                                   ROSELAND DISTRIBUTION COMPANY



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:


                                   BURNS & RICKER, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:



                                   ROSELAND MANUFACTURING, INC.



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:



                                   RWBV BRANDS COMPANY



                                   By  /s/
                                      --------------------------------
                                   Name:
                                   Title:

Accepted:

LEHMAN BROTHERS INC.



By /s/
  --------------------------------
Name:
Title:



LAZARD FRERES & CO. LLC



By /s/
  --------------------------------
Name:
Title:

                                   SCHEDULE 1




Initial Purchaser                                      Principal Amount Notes
-----------------                                      ----------------------

  LEHMAN BROTHERS INC........................                $   96,000,000


  LAZARD FRERES & CO. LLC....................                $   24,000,000

                                                       =======================

     Total...................................                $  120,000,000

                                   EXHIBIT A


                          Registration Rights Agreement
                          -----------------------------

                                   EXHIBIT B


                   Form of Opinion of Dechert Price & Rhoads
                   -----------------------------------------